UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event report): October 16, 2013

THE L.S. STARRETT COMPANY

(Exact name of registrant as specified in its charter)

Massachusetts	1-367	04-1866480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331

(Address of principal executive offices) (Zip Code)

Registrant's telephone number:

978-249-3551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07 Submission of Matters to a Vote of Security Holders.

The L.S. Starrett Company (the “Company”) held its 2013 annual meeting of shareholders on October 16, 2013. Listed below are the matters voted upon and the final results of such voting:

1.	Election of directors for a three year term:

Class A Common Stock voting as a separate class:

Name	For	Withheld	Abstentions & Broker Non-Votes
Richard B. Kennedy	2,016,951	2,604,363	998,263

Class A Common Stock and Class B Common Stock voting together as a single class:

Name	For	Withheld	Abstentions & Broker Non-Votes
Terry A. Piper	8,130,980	2,737,737	997,061

2.	Ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2014:

For	Against	Abstentions & Broker Non-Votes
11,330,451	307,661	227,666

3.	Consideration of a non-binding stockholder proposal requesting that the Company’s board of directors redeem the rights issued pursuant to the Company’s Rights Agreement, dated November 2, 2010:

For	Against	Abstentions & Broker Non-Votes
4,169,186	6,186,593	1,510,009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE L.S. STARRETT COMPANY

Dated: October 21, 2013	By:	/s/ Douglas A. Starrett
	Name:: me	Douglas A. Starrett
	Title:	President and Chief Executive Officer